UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 20, 2006

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Wilshire Boulevard
Suite 700
Santa Monica, California		90401
(Address of Principal Executive Offices)		(Zip Code)

(310) 394-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On July 20, 2006, The Macerich Company, a Maryland corporation (“Macerich”) and The Macerich Partnership, L.P. (“Macerich LP”), a Delaware limited partnership and the operating partnership of Macerich (the “Borrower”) amended and restated its existing revolving line of credit and amended its existing $450.0 million term loan and $250.0 million term loan.

The Borrower, Macerich, certain other guarantors, Deutsche Bank Trust Company Americas (the “Agent”) and various lenders party thereto entered into $1,500,000,000 Second Amended and Restated Revolving Loan Facility Credit Agreement (the “Amended Revolving Credit Agreement”), a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.  The Amended Revolving Credit Agreement, among other things, increased the Borrower’s revolving line of credit from $1.0 billion to $1.5 billion and extended the maturity date to April 25, 2010 with a one-year extension option.  The interest rate of the revolving line of credit is 1.15% over LIBOR based on the Borrower’s current leverage level.  The interest rate fluctuates from LIBOR plus 1.00% to LIBOR plus 1.35% depending on the Borrower’s overall leverage level.  As of July 20, 2006, $727.0 million of borrowings were outstanding at an average interest rate of 6.56%.

The Borrower, Macerich, certain other guarantors, the Agent and various lenders party thereto entered into the First Amendment to Amended and Restated $250,000,000 Term Loan Facility Credit Agreement (the “$250 million First Amendment”), a copy of which is attached to this Form 8-K as Exhibit 10.3 and is incorporated herein by reference.  The $250 million First Amendment matures on May 13, 2007 with a one-year extension option.  As of July 20, 2006, $250.0 million was outstanding at an interest rate of 6.78%.  The interest rate is LIBOR plus 1.50%.

The Borrower, Macerich, certain other guarantors, the Agent and various lenders party thereto entered into the First Amendment to $450,000,000 Term Loan Facility Credit Agreement (the “$450 million First Amendment”), a copy of which is attached to this Form 8-K as Exhibit 10.5 and is incorporated herein by reference.  The $450 million First Amendment matures on April 26, 2010.  As of July 20, 2006, $450.0 million was outstanding at an interest rate of 6.88%.  The interest rate is LIBOR plus 1.50%.

Item 9.01               Financial Statements and Exhibits

10.1         $1,500,000,000 Second Amended and Restated Revolving Loan Facility Credit Agreement dated as of July 20, 2006 among Macerich LP, Macerich, Macerich WRLP Corp., Macerich WRLP LLC, Macerich WRLP II Corp., Macerich WRLP II LP, Macerich TWC II Corp., Macerich TWC II LLC, Macerich Walleye LLC, IMI Walleye LLC, Walleye Retail Investments LLC, the Agent and various lenders party thereto (Macerich agrees to furnish supplementally a copy of any unfiled exhibits and schedules to this Agreement to the SEC upon request).

10.2*       Amended and Restated $250,000,000 Term Loan Facility Credit Agreement dated as of April 25, 2005 among Macerich LP, Macerich, Macerich WRLP Corp., Macerich WRLP LLC, Macerich WRLP II Corp., Macerich WRLP II LP, Macerich TWC II Corp., Macerich TWC II LLC, Macerich Walleye LLC, IMI Walleye LLC, Walleye Retail Investments LLC, the Agent and various lenders party thereto.

10.3      First Amendment to Amended and Restated $250,000,000 Term Loan Facility Credit Agreement dated as of July 20, 2006 among Macerich LP, Macerich, Macerich WRLP Corp., Macerich WRLP LLC, Macerich WRLP II Corp., Macerich WRLP II LP, Macerich TWC II Corp., Macerich TWC II LLC, Macerich Walleye LLC, IMI Walleye LLC, Walleye Retail Investments LLC, the Agent and various lenders party thereto (Macerich agrees to furnish supplementally a copy of any unfiled exhibits and schedules to this Amendment to the SEC upon request).

10.4**    $650,000,000 Interim Loan Facility and $450,000,000 Term Loan Facility Credit Agreement dated as of April 25, 2005 among Macerich LP, Macerich, Macerich WRLP Corp., Macerich WRLP LLC, Macerich WRLP II Corp., Macerich WRLP II LP, Macerich TWC II Corp., Macerich TWC II LLC, Macerich Walleye LLC, IMI Walleye LLC, Walleye Retail Investments LLC, the Agent and various lenders party thereto.

10.5      First Amendment to $450,000,000 Term Loan Facility Credit Agreement dated as of July 20, 2006 among Macerich LP, Macerich, Macerich WRLP Corp., Macerich WRLP LLC, Macerich WRLP II Corp., Macerich WRLP II LP, Macerich TWC II Corp., Macerich TWC II LLC, Macerich Walleye LLC, IMI Walleye LLC, Walleye Retail Investments LLC, the Agent and various lenders party thereto (Macerich agrees to furnish supplementally a copy of any unfiled exhibits and schedules to this Amendment to the SEC upon request).

*              Previously filed as an exhibit to Macerich’s Current Report on Form 8-K, event date April 25, 2005, and incorporated herein by reference.

**           Previously filed as an exhibit to Macerich’s Current Report on Form 8-K, event date April 25, 2005, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE MACERICH COMPANY
(Registrant)

		By:	/s/ RICHARD A. BAYER
Date:	July 25, 2006		Richard A. Bayer
Executive Vice President, Chief Legal Officer and Secretary